UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 14, 2012

 LEO MOTORS, INC.
(Exact name of registrant as specified in its charter)

Delaware	95-3909667
(State or other jurisdiction of	(I. R. S. Employer Identification No.)
incorporation or organization)

291-1, Hasangok-dong, Hanam City, Gyeonggi-do, Republic of Korea 465-250

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code +82 31 796 8805

n/a
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT:

On August 14, 2012 the Company dismissed its former certified public accountant Stan Jeong-Ha Lee, CPA, (“SL”) effective immediately.  On August 14, 2012, the Company engaged John Scrudato CPA (“Scrudato”) as its registered independent public accountant.  We decided to hire Srudato in the hopes that it would expedite bringing the Company current in its filings with the SEC. The decision to appoint Scrudato and dismiss SL were approved by the Board of Directors of the Company.

Other than the disclosure of uncertainty regarding the ability for us to continue as a going concern, SL’s reports on the financial statements of the Company for the year ended December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit and review of the financial statements of the Company through March 31, 2012, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with SL’s opinion to the subject matter of disagreement.

The Company engaged Srudato effective August 14, 2012 to review its Form 10-Q for the second quarter ended June 30, 2012.  At this time, there have been no prior discussions with Scrudato concerning internal controls and other accounting matters with respect to all accounting matters prior to matters concerning the 10-Q for the second quarter ended June 30, 2012, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

SL invoiced the Company on July 20, 2012 for $32,642.34 for new services rendered to the Company beginning January 11, 2012 through July 20, 2012.  The Company previously paid SL approximately $48,000 on account for past services of which $8,267.00 was credited towards the new services invoiced on July 20, 2012.  Inclusive in the $32,642.50 invoice from SL dated July 20, 2012 was $5,000 due in connection with work on the Company’s 10-Q for the 2nd quarter ended June 30, 2012 which following

SL’s dismissal on August 14, 2012 was reviewed by Scrudato.  The Company does not dispute the $32,642.34 due SL, but it is unable to pay this amount at this time.

A copy of SL’s letter to the Commission is filed as Exhibit 16.1 to this Form 8-K/A by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEO MOTORS, INC. (Registrant)

Dated: August 17, 2012	By: \s\ John Jung Yong Lee
John Jung Yong Lee
Chief Executive Officer